Prudential Series Fund

Gateway Center Three, 4th Floor

100 Mulberry Street

Newark, New Jersey 07102

July 31, 2013

VIA EDGAR

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-1520

Re:	485(b) Filing for Prudential Series Fund
Registration Numbers 002-80896 and 811-03623

Dear Sir or Madam:

We are filing today via EDGAR an amendment under Rule 497 to the Registration Statement of the above-referenced Registrant. The purpose for this amendment is to file exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information contained in the amendment dated July 26, 2013 (Accession Number: 0000067590-13-000783) filed via EDGAR on July 26, 2013 to the Registrant’s prospectus(es), dated May 1, 2013, as amended June 28, 2013.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at
973-802-6469.

Sincerely,

/s/ Jonathan D. Shain

Jonathan D. Shain